Exhibit 10.49

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

U.S. CO-PROMOTION AGREEMENT

AFFYMAX, INC.

and

TAKEDA PHARMACEUTICALS U.S.A., INC.

February 24, 2012

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iii

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iv

U.S. CO-PROMOTION AGREEMENT

This U.S. CO-PROMOTION AGREEMENT (the “Agreement”) is entered into on February 24, 2012 (the “Effective Date”) between AFFYMAX, INC., a Delaware corporation, with its principal place of business at 4001 Miranda Avenue, Palo Alto, CA 94304, U.S.A. (“Affymax”), and TAKEDA PHARMACEUTICALS U.S.A., INC., a company incorporated under the laws of Delaware, with a place of business at One Takeda Parkway, Deerfield, IL 60015, U.S.A. (“TPUSA”).  Affymax and TPUSA are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Affymax and TPUSA’s Affiliate (as defined below) Takeda Pharmaceutical Company Limited (“Takeda”) entered into a Collaboration and License Agreement dated June 27, 2006, as amended from time to time (the “Collaboration Agreement”), pursuant to which the Parties agreed, in part, to jointly develop and Commercialize (as defined below) the Product (as defined below) in the United States for the treatment of anemia in patients with chronic kidney disease;

WHEREAS, in connection with the Collaboration Agreement, Affymax and Takeda have developed the Product; and

WHEREAS, under Sections 5.1 and 5.7 of the Collaboration Agreement, Affymax shall co-promote the Product in the United States jointly with Takeda, upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings set forth in the Collaboration Agreement.  As used in this Agreement, the following capitalized terms, whether used in the singular or the plural, shall have the following meanings:

1.1                               “ACA” shall have the meaning set forth in Section 8.2(b) of this Agreement.

1.2                               “Account Management Call” means a communication by a Provider Account Manager, or other appropriate representative of a Party with responsibility for providing account management services, to [ * ] or [ * ] or [ * ] or [ * ], where [ * ] or [ * ] or [ * ] related to the [ * ] and [ * ] and/or the respective [ * ] with the [ * ], and which communication [ * ] on the [ * ] and/or [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3                               “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

1.4                               “Bid Grid” means the TPUSA-approved document(s) setting forth [ * ], or [ * ] of [ * ] and [ * ] which have been reviewed and approved by TPUSA.

1.5                               “Bona Fide Service Fee” means a fee [ * ] or [ * ] reflecting a [ * ] for bona fide, [ * ].

1.6                               “Breaching Party” shall have the meaning set forth in Section 13.3 of this Agreement.

1.7                               “Claims” shall have the meaning set forth in Section 11.1 of the Collaboration Agreement.

1.8                               “Collaboration Agreement” shall have the meaning set forth in the Recitals.

1.9                               “Commercial Expenses” shall have the meaning set forth in Section 1.16 of the Collaboration Agreement.

1.10                        “Commercialize” shall have the meaning set forth in Section 1.17 of the Collaboration Agreement.

1.11                        “Confidential Information” shall have the meaning set forth in Section 1.18 of the Collaboration Agreement, as hereby amended to include any Information furnished by one Party to the other Party pursuant to this Agreement.

1.12                        “Co-Promotion Field” means the prevention, treatment or amelioration of any disease or condition in humans.

1.13                        “Co-Promotion Territory” means the United States of America and its possessions and territories.

1.14                        “Customer Target Plan” means the number of [ * ] and [ * ] by a [ * ] as set forth on Exhibit D, attached hereto.

1.15                        “Diligent Efforts” means with respect to a Party’s obligation under this Agreement, the level of efforts required to carry out such obligation in a sustained manner consistent with the efforts that a similarly situated biopharmaceutical company (in the case of Affymax) or multinational pharmaceutical company (in the case of TPUSA) would devote to a product of similar market potential, profit potential or strategic value within its portfolio, based

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

on conditions then prevailing.  Without limiting the foregoing, Diligent Efforts requires, with respect to such an obligation, that the Party: (a) within a reasonable time assign responsibility for such obligation to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific, meaningful and measurable objectives for carrying out such obligation, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives.

1.16                        “ESA” means erythropoiesis stimulating agent.

1.17                        “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.18                        “FD&C Act” means the U.S. Federal Food, Drug and Cosmetic Act, as amended.

1.19                        “Finance Subcommittee” shall have the meaning set forth in Section 2.6(c) of the Collaboration Agreement.

1.20                        “Fiscal Year” means the twelve (12)-month period commencing on April 1 of a given year and ending on March 31 of the following year.

1.21                        “FTE” means the equivalent of a full-time employee’s work time over a twelve (12) month period (including normal vacations, sick days and holidays) based on [ * ] worked per twelve (12)-month period. Each employee utilized by a Party in connection with its performance under the Agreement may be less than one FTE based on the number of days of employment. For the avoidance of doubt, FTE only applies to employees of a Party, and does not apply to contractors of a Party.

1.22                        “FTE Expense” means the annual aggregate costs actually incurred by a Party in connection with an employee.

1.23                        “Generic Competition Date” means the end of the second consecutive quarterly calendar period during which [ * ] Third Parties have sold a number of units of [ * ] Generic Version(s) of Product in the Co-Promotion Territory equal to or greater than [ * ] of the total unit sales in the Co-Promotion Territory of both the Product [ * ] taken together in the aggregate.

1.24                        “[ * ]” means [ * ] that [ * ] that is [ * ] in [ * ] and [ * ] the [ * ] Product and that has [ * ] through [ * ], or a [ * ] under [ * ] of the [ * ] that [ * ] the Product.

1.25                        “Governmental Authority” shall have the meaning set forth in Section 1.46 of the Collaboration Agreement.

1.26                        “Information” shall have the meaning set forth in Section 1.49 of the Collaboration Agreement.

1.27                        “Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 1.54 the Collaboration Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.28                        “Laws” means all relevant laws, statutes, rules, regulations, guidelines, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.29                        “LDO Account” shall have the meaning set forth in Exhibit A-5, attached hereto.

1.30                        “Marketing Expenses” shall have the meaning set forth in Exhibit J of the Collaboration Agreement.

1.31                        “MDO Account” shall have the meaning set forth in Exhibit A-6, attached hereto.

1.32                        “Medical, Regulatory, Legal Review Process” or “MRL Review Process” shall have the meaning set forth in Section 8.4 of this Agreement and in Exhibit F.

1.33                        “MSLs” means medical science liaisons.

1.34                        “NAM” shall have the meaning set forth in Exhibit A-6, attached hereto.

1.35                        “NDA” means a New Drug Application filed with the FDA for Regulatory Approval of a product in the Co-Promotion Territory.

1.36                        “Net Sales” shall have the meaning set forth in Section 1.69 of the Collaboration Agreement.

1.37                        “Non-Breaching Party” shall have the meaning set forth in Section 13.3 of this Agreement.

1.38                        “OIG Guidance” shall have the meaning set forth in Section 8.2(a) of this Agreement.

1.39                        “Payer Calls” shall mean a communication by a [ * ], or other appropriate [ * ] of [ * ] with [ * ] for [ * ], [ * ] or [ * ] or [ * ] (e.g. [ * ] and [ * ]), [ * ] or [ * ], where [ * ] or [ * ] or [ * ] related to [ * ] and [ * ] and/or the [ * ] with the [ * ], and [ * ] a [ * ] the [ * ] and/or [ * ].

1.40                        “Peginesatide” means Affymax’s proprietary pegylated ESA drug candidate referred to internally as AF37702, consisting of the Dipeptide attached to the Reagent.

1.41                        “Performance Metrics” shall have the meaning set forth in Section 4.4 of this Agreement.

1.42                        “Price Concessions” means [ * ] that is [ * ] or [ * ], based on [ * ] and includes: [ * ], and [ * ] (which are [ * ]).

1.43                        “Product” means a pharmaceutical preparation identified in any formulation that contains Peginesatide.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.44                        “Product Trademark” means the mark(s) listed on Exhibit E, attached hereto, or any logos or symbols incorporating such mark(s) and any product trademark selected pursuant to Section 5.11 of the Collaboration Agreement.

1.45                        “Promotional Piece” shall have the meaning set forth in Exhibit F, attached hereto.

1.46                        “Provider Account Manager” shall have the meaning set forth in Exhibit A-6, attached hereto.

1.47                        “RAM” shall have the meaning set forth in Exhibit A-6, attached hereto.

1.48                        “Regulatory Authority” shall have the meaning set forth in Section 1.94 of the Collaboration Agreement.

1.49                        “Resource Allocation Division” shall have the meaning set forth in Section 4.3(c) of this Agreement.

1.50                        “Royalty Territory” shall have the meaning set forth in Section 1.97 of the Collaboration Agreement.

1.51                        “Sales Call” means, with respect to the Product, a communication by a Sales Representative that involves generating or maintaining demand among targeted practicing physicians by: (a) executing sales calls with nephrologists and other interdisciplinary staff; (b) describing in a fair and balanced manner the Regulatory Authority-approved indicated uses and other relevant characteristics of the Product; and (c) using, as needed, the Promotional Piece(s) approved by the Parties for the Product.

1.52                        “Sales Representative” shall have the meaning set forth in Section 1.101 of the Collaboration Agreement.

1.53                        “SDO Account” shall have the meaning set forth in Exhibit A-7, attached hereto.

1.54                        “SEC” shall have the meaning set forth in Section 12.2 of this Agreement.

1.55                        “Strategic Decision” means an [ * ] or [ * ] decision [ * ] by [ * ] (i.e., one that [ * ] either [ * ] under this Agreement or the Collaboration Agreement) regarding the [ * ] of the [ * ].

1.56                        “Term” shall have the meaning set forth in Section 13.1 of this Agreement.

1.57                        “Third Party” means any entity other than Affymax or Takeda or an Affiliate of either of them.

1.58                        “U.S. Commercialization Plan” shall have the meaning set forth in Section 5.2(a) of the Collaboration Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.59                        “US Joint Commercialization Committee” or “US JCC” means the committee formed by the Parties as described in Section 3.3(a) of this Agreement.

1.60                        “US Joint Steering Committee” or “US JSC” means the committee formed by the Parties as described in Section 3.2(a) of this Agreement.

1.61                        “U.S. Product Profit” shall have the meaning set forth in Section 1.116 of the Collaboration Agreement.

1.62                        “Working Group” means the group(s) formed by the Parties as described in Section 3.4(a) of this Agreement.

ARTICLE 2

GRANTS OF RIGHTS

Co-Promotion Rights Relating to the Product.  Pursuant to Sections 5.1(a) and 5.7 of the Collaboration Agreement, Affymax and TPUSA shall co-promote the Product in the Co-Promotion Field in the Co-Promotion Territory during the Term.

ARTICLE 3

MANAGEMENT

3.1                               Overview.  The Parties shall carry out the Commercialization of the Product in accordance with (a) the U.S. Commercialization Plan approved by the JSC pursuant to Section 5.2 of the Collaboration Agreement and their respective assignments thereunder, (b) the terms of this Agreement, and (c) those terms of the Collaboration Agreement which are applicable to the Commercialization of the Product in the Co-Promotion Territory and not otherwise addressed hereunder.  The Parties will govern the co-promotion of the Product in the Co-Promotion Field in the Co-Promotion Territory through the US JSC and the US JCC, each as described herein and subject to the terms of this Agreement.  The Parties intend to closely communicate and collaborate on all joint activities; however, for the avoidance of doubt the joint committee and Working Group structure under this Agreement is not intended to limit the rights and obligations of the Parties under this Agreement or the Collaboration Agreement.

3.2                               U.S. Joint Steering Committee.

(a)                                 Formation and Role.  The Parties hereby establish a U.S. Joint Steering Committee (“US JSC”) that will be overseen by the JSC and shall establish, coordinate and monitor the Parties’ performance obligations under this Agreement to co-promote the Product in the Co-Promotion Field in the Co-Promotion Territory.  The role of the US JSC shall be:

(i)                                    to oversee [ * ] and [ * ] to achieve alliance objectives;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)                                to [ * ] and [ * ] and [ * ], including [ * ] of [ * ], [ * ] and [ * ] in connection with the [ * ], and in each case in accordance with the [ * ];

(iii)                            to oversee [ * ], including [ * ];

(iv)                             to [ * ] and/or [ * ] or [ * ], as appropriate, to address [ * ] and [ * ], and, thereafter, to [ * ] or [ * ] or [ * ], provided that [ * ] shall be [ * ];

(v)                                 to [ * ] of [ * ];

(vi)                             to [ * ], in accordance with the [ * ]: (A) each Party’s respective [ * ] within [ * ] of [ * ] after [ * ] and no later than [ * ] thereafter; and (B) each Party’s [ * ] to [ * ] set forth in [ * ], and in accordance with the [ * ], during [ * ].

(vii)                         to at least [ * ] during the [ * ], [ * ] or [ * ], if necessary, each Party’s [ * ] as appropriate [ * ] and [ * ];

(viii)                     to coordinate the Parties [ * ] in conjunction with the [ * ];

(ix)                             to [ * ], including the [ * ], for [ * ] that will be [ * ] for the [ * ]; and

(x)                                 to perform such other functions as appropriate to further the purposes of this Agreement, as approved by the JSC.

(b)                                 Guiding Principles.  Subject to each Party’s Diligent Efforts obligations, the US JSC shall perform its responsibilities under this Agreement based on the principles of prompt and diligent Commercialization of the Product in the Co-Promotion Field in the Co-Promotion Territory, consistent with good pharmaceutical practices and the maximization, to a commercially reasonable extent, of long term total profits derived from the sale of the Product in the Co-Promotion Territory. The US JSC shall have only the powers assigned expressly to it in this Article 3 and elsewhere in this Agreement, and the US JSC shall not have any power to amend, modify or waive compliance with this Agreement or the Collaboration Agreement.

(c)                                  US JSC Membership.  The US JSC initially shall be comprised of [ * ] members, [ * ] of whom shall be [ * ] and [ * ] of whom shall be [ * ]. Each representative shall have the requisite experience and seniority to enable such representatives to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the US JSC.  The US JSC may change its size from time to time by mutual consent of the Parties, provided that the US JSC shall at all times consist of an equal number of representatives of each of Affymax and TPUSA.  Either Party may designate qualified substitutes for its representatives if one (1) or more of such Party’s designated representatives are unable to be present at a meeting.  From time to time, each Party may replace its representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s).  For the time period [ * ], [ * ] shall [ * ] as [ * ].  Thereafter, [ * ] after the [ * ], [ * ] shall [ * ] for the [ * ].  The chairperson shall be responsible for (i) calling meetings, (ii) preparing and circulating an agenda for the upcoming

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

meeting; and (iii) preparing and circulating the meeting minutes as provided in Section 3.2(d)(i) of this Agreement.  The chairperson shall have no special authority over the other members of the US JSC, and shall have no additional voting rights.

(d)                                 US JSC Meetings, Decisions and Actions.

(i)                                    Meetings.  Unless the Parties agree otherwise, the US JSC shall hold at least [ * ] meetings per year on such dates at such times each year as it elects.  At least [ * ] US JSC meetings shall be held in person, unless otherwise agreed by the Parties.  The location of any in-person meetings shall alternate between a location chosen by Affymax and a location chosen by TPUSA.  Meetings of the US JSC shall be effective only if at least two (2) representatives of each Party are present or participating.  Each Party shall bear the expense of its respective members’ participation in US JSC meetings.  The chairperson of the US JSC, or its delegate, shall be responsible preparing the minutes of each such meeting and circulating such minutes to the US JSC members within thirty (30) days thereafter.  Such minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing; provided, however, that any minutes shall be deemed approved unless a member of the US JSC objects to the accuracy of such minutes within [ * ] after the circulation of the minutes.  Other representatives of each Party or Third Parties involved with the Products may attend meetings as nonvoting participants; provided, however, that Third Parties shall only attend a US JSC meeting with the prior consent of both Parties, such consent not to be unreasonable withheld, delayed or conditioned.

(ii)                                Decision Making.  Actions to be taken by the US JSC shall be taken only following [ * ].

(iii)                            Disputes.  Except as otherwise stated in this Agreement or for matters for which a particular Party has final decision-making authority, if the US JSC cannot reach a unanimous decision relating to a matter within its responsibility (including resolving a matter referred to it by the US JCC) within [ * ] from the time when such dispute or impasse arose at the US JSC, then such dispute or impasse shall be resolved in accordance with Section 2.5(c) the Collaboration Agreement, including referral of the dispute to the JSC.

(iv)                             TPUSA’s Final Decision Making Authority; Sole Responsibilities.  Notwithstanding anything to the contrary contained in this Agreement, and consistent with Sections 5.4(a) and 5.5 of the Collaboration Agreement, TPUSA will have final decision making authority with respect to, and sole responsibility for, handling: (i) all distribution activities, including returns, order processing, invoicing and collections, distribution, and inventory and receivables; (ii) establishing and modifying the terms and conditions with respect to the sale of the Product in the Co-Promotion Territory, which will include any terms or conditions related to or affecting the price at which the Product is sold, any price concessions to direct or indirect purchasers (including, without limitation, managed care providers, indemnity plans, unions, self insured entities, and government payer, insurance or contracting programs such as Medicare, Medicaid, or the U.S. Dept. of Veterans Affairs); price concessions attributable to payments on receivables, or distribution of the Product; and credits, price

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

adjustments or any other discounts, rebates or allowances to be granted or refused; and (iii) review, utilization and payment of discounts and rebates; provided, however, (x) for the avoidance of doubt, [ * ] shall [ * ] and [ * ] to [ * ] of the [ * ] in accordance with [ * ]; (y) [ * ] shall [ * ] and [ * ] in the [ * ] as set forth in [ * ]; and (z) [ * ] shall [ * ] and [ * ] as provided in [ * ].

3.3                               Joint Commercialization Committee

(a)                                 Formation and Role.  The Parties hereby establish a U.S. Joint Commercialization Committee (“US JCC”) that will be overseen by the US JSC and shall monitor and coordinate the Parties’ performance under this Agreement to Commercialize the Product in the Co-Promotion Field in the Co-Promotion Territory.  The role of the US JCC shall be:

(i)                                    to [ * ] and [ * ] and [ * ];

(ii)                                to [ * ] and [ * ] the [ * ] the US JSC;

(iii)                            to oversee [ * ] and [ * ] for [ * ] for [ * ] the US JSC;

(iv)                             to [ * ] and [ * ] the US JSC;

(v)                                 to [ * ] and [ * ] or [ * ] from [ * ], including [ * ];

(vi)                             to [ * ] and [ * ] or [ * ] from [ * ] to [ * ] should [ * ];

(vii)                         to [ * ] to the [ * ]: (A) the [ * ] of [ * ] and the [ * ] or [ * ] of [ * ] as appropriate to address [ * ] and [ * ], and (B) the [ * ] of [ * ] or [ * ] will [ * ], [ * ] or [ * ];

(viii)                     to [ * ] to [ * ] to implement [ * ] to [ * ], or [ * ];

(ix)                             to [ * ] to the [ * ] the [ * ], including the [ * ], for [ * ] of [ * ] that will [ * ] for the [ * ] of [ * ];

(x)                                 to [ * ] the [ * ] from [ * ], as applicable, and [ * ] such [ * ] to [ * ]; and

(xi)                             to perform such other functions as appropriate to further the purposes of this Agreement, as approved by the US JSC or the JSC.

(b)                                 Guiding Principles.  Subject to each Party’s Diligent Efforts obligations, the US JCC shall perform its responsibilities under this Agreement based on the principles of prompt and diligent Commercialization of the Product in the Co-Promotion Field in the Co-Promotion Territory, consistent with good pharmaceutical practices and the maximization, to a commercially reasonable extent, of long term total profits derived from the sale of the Product in the Co-Promotion Territory. The US JCC shall have only the powers assigned expressly to it in

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

this Article 3 and elsewhere in this Agreement, and the US JCC shall not have any power to amend, modify or waive compliance with this Agreement or the Collaboration Agreement.

(c)                                  US JCC Membership.  The US JCC initially shall be comprised of [ * ] members, [ * ] of whom shall be [ * ] and [ * ] of whom shall be [ * ]. Each representative shall have the requisite experience and seniority to enable such representative to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the US JCC.  The US JCC may change its size from time to time by mutual consent of the Parties; provided that the US JCC shall at all times consist of an equal number of representatives of each of Affymax and TPUSA.  Either Party may designate qualified substitutes for its representatives if one (1) or more of such Party’s designated representatives are unable to be present at a meeting.  From time to time each Party may replace its representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s).  For the time period [ * ], [ * ] shall [ * ] of [ * ] as [ * ].  Thereafter, on April 1st of each year after the Effective Date, the Parties shall rotate designation of the chairperson for the commencing years.  For clarity, the US JSC and the US JCC shall not be chaired by the same Party simultaneously.  The chairperson shall be responsible for (i) calling meetings, (ii) preparing and circulating an agenda for the upcoming meeting, and (iii) preparing and circulating the meeting minutes as provided in Section 3.3(d)(i) of this Agreement.  The chairperson shall have no special authority over the other members of the US JCC, and shall have no additional voting rights.

(d)                                 US JCC Meetings, Decisions and Actions.

(i)                                    Meetings.  Unless the Parties agree to meet more frequently, the US JCC shall meet at least [ * ] on such dates at such times [ * ] as it elects. At least [ * ] US JCC meetings per year shall be held in person, unless otherwise agreed by the Parties. The location of any in-person meetings shall alternate between a location chosen by Affymax and a location chosen by TPUSA.  Meetings of the US JCC shall be effective only if at least three (3) representatives of each Party are present or participating.  Each Party shall bear the expense of its respective members’ participation in US JCC meetings.  The chairperson of the US JCC, or its delegate, shall be responsible for preparing the minutes of each such meeting and circulating such minutes to the US JCC members within thirty (30) days thereafter.  Such minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing; provided, however, that any minutes shall be deemed approved unless a member of the US JCC objects to the accuracy of such minutes within [ * ] after the circulation of the minutes.  Other representatives of each Party or Third Parties involved with the Products may attend meetings as nonvoting participants, provided that Third Parties shall only attend a US JCC meeting with the prior consent of both Parties, such consent not to be unreasonably withheld, delayed or conditioned.

(ii)                                Decision Making.  Actions to be taken by the US JCC shall be taken only following [ * ].

(iii)                            Disputes.  Except as otherwise stated in this Agreement or for matters for which a particular Party has final decision-making authority, if the US JCC cannot

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reach a unanimous decision relating to a matter within its responsibility (including resolving a matter referred to it by a Working Group) within [ * ] from the time when such dispute or impasse arose at the US JCC, then the matter shall be referred to the US JSC for resolution.

3.4                               Working Groups

(a)                                 Establishment and Role.  As soon as practicable after the Effective Date, the Parties will establish Working Groups with the functions and responsibilities as described in Exhibit A, attached hereto. As provided in Section 3.4(d) of this Agreement, each Working Group shall have a Party designated as leader.  The Working Groups shall be responsible for:

(i)                                    [ * ] for [ * ], which are [ * ] by the [ * ] and [ * ] for [ * ] and [ * ];

(ii)                                [ * ] the [ * ] of [ * ] by [ * ] through the [ * ] of [ * ] as described in [ * ] of this Agreement and as described in more detail in [ * ]; and

(iii)                            performing such other functions as appropriate to further the purposes of this Agreement, as approved by the US JSC or the US JCC.

(b)                                 Guiding Principles.  Subject to each Party’s Diligent Efforts obligations, the Working Groups shall perform their responsibilities under this Agreement based on the principles of prompt and diligent Commercialization of the Product in the Co-Promotion Field in the Co-Promotion Territory, consistent with good pharmaceutical practices and the maximization, to a commercially reasonable extent, of long term total profits derived from the sale of the Product in the Co-Promotion Territory. The Working Groups shall have only the powers assigned expressly to them in this Article 3 and elsewhere in this Agreement, and the Working Groups shall not have any power to amend, modify or waive compliance with this Agreement or the Collaboration Agreement.

(c)                                  Working Group Membership.  Each Party will: (i) have a right to equal representation on each Working Group; and (ii) designate a distinct primary point person for each Working Group to facilitate coordination between such Party and the Working Group.  For clarity, except for interim, transitional periods (not to exceed ninety (90) days) [ * ] for [ * ] shall [ * ] be [ * ] the [ * ] for a [ * ].

(d)                                 Working Group Leadership.  As set forth in Section 3.2(a)(iv) of this Agreement, Exhibit A sets forth the leader of each Working Group existing as of the Effective Date and the US JSC shall appoint [ * ] the [ * ], [ * ] or [ * ].  If the Parties mutually agree in writing, the [ * ] may [ * ] the [ * ] of [ * ] or [ * ] in [ * ] as of the [ * ].  The [ * ] will be responsible for: (i) [ * ]; (ii) [ * ] for [ * ]; and (iii) [ * ] of [ * ].  In the event that [ * ] is [ * ] the [ * ], [ * ] shall [ * ] the [ * ] of the [ * ] set forth in [ * ] in a reasonable manner as appropriate for the [ * ]. The [ * ] will have [ * ] or [ * ] the [ * ] or [ * ] of the [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)                                  Working Group Meetings, Decisions and Actions.

(i)                                    Meetings. Unless the Parties agree to meet more frequently, each Working Group shall meet at least [ * ] from the Effective Date until one year after commercial launch and at least [ * ] thereafter, on such dates at such times as it elects.  Meetings of the Working Groups may be held in person or via teleconference.  Each Party shall bear the expense of its representative members’ participation in the Working Group meeting.

(ii)                                Decision Making.  Decisions of the Working Groups are intended to be made by consensus; provided, however, in order to effectively delegate responsibilities at the Working Group level, deference to facilitate decision making and support implementation should be shown to the Party leading a Working Group.  The foregoing sentence shall not limit the non-leading Party’s right to escalate any dispute to the US JCC for resolution in accordance with the terms of this Agreement.

(iii)                            Disputes.  Subject to TPUSA’s final decision making authority under the Collaboration Agreement, and as described in Section 3.2(d)(iv) of this Agreement, if a Working Group cannot reach a consensus relating to an issue within its responsibility within [ * ] from the time when such dispute or impasse arose at the Working Group, then the matter shall be referred to the US JCC for resolution.

ARTICLE 4

CO-PROMOTION OF THE PRODUCT

4.1                               Rights and Obligations under the Collaboration Agreement.  Except as expressly provided in this Agreement, this Agreement shall not modify or amend the rights and obligations of the Parties under the Collaboration Agreement.

4.2                               Contracting In accordance with the terms and conditions of this Agreement, including Section 3.2(d)(iv), TPUSA will have final decision making authority with respect to establishing and modifying all terms and conditions with respect to the sale of the Product in the Co-Promotion Territory.  [ * ] to [ * ] and [ * ] will [ * ] to [ * ] of the [ * ] and [ * ], which will [ * ] by [ * ] in [ * ] and [ * ] with the [ * ] to [ * ] as set forth [ * ] and [ * ], [ * ].  [ * ] will [ * ] irrespective of the [ * ] and [ * ] with the [ * ].  The [ * ] will provide the [ * ] of the [ * ] and will [ * ] or [ * ] pertaining to [ * ] the following: [ * ] (including [ * ]); [ * ]; and any other [ * ] provided [ * ] (whether it is [ * ] or [ * ]) to [ * ]; each of which may [ * ] with a [ * ] without [ * ].  [ * ] to the [ * ] of the [ * ] of the [ * ] or [ * ] will be [ * ] in advance [ * ].

4.3                               Performance Standards.

(a)                                 Diligent Efforts.  The Parties shall use Diligent Efforts to carry out the Commercialization of the Product in accordance with the U.S. Commercialization Plan and this Agreement.  In addition, TPUSA and Affymax shall use Diligent Efforts to Commercialize the Product in the Co-Promotion Field and in the Co-Promotion Territory.

(b)                                 Customer Target Plans.  Each Party shall co-promote the Product in the Co-Promotion Field in the Co-Promotion Territory in accordance with its respective Customer

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Target Plans, and the agreed upon performance standards for the applicable year.  [ * ] of [ * ] in the [ * ], and [ * ] of [ * ] (including the [ * ] in which [ * ]), each Party shall submit to the US JSC, for its review and approval, its proposed Customer Target Plans for the remainder of the calendar year in which Regulatory Approval is received and for each subsequent calendar year thereafter.  The proposed Customer Target Plan shall be based on those indications for which Regulatory Approval has been received and any additional indications reasonably expected to be approved during such year.  The Parties may amend their respective Customer Target Plan prior to the end of any calendar year to address any unforeseen change in market or business conditions, provided that such amended Customer Target Plan is reviewed and approved by the US JSC.

(c)                                  Resource Allocation and Commitment.  Unless otherwise mutually agreed by the Parties, each Party shall, in accordance with the U.S. Commercialization Plan: (i) establish its respective functional groups for which it has responsibility in accordance with Exhibit B and Exhibit C (collectively, the “Resource Allocation Division”), each attached hereto; and (ii) hire and/or allocate headcount in order to fill such groups in accordance with Resource Allocation Division, or if the applicable headcount is not specifically described therein, each Party shall allocate the level of resources reasonably necessary to perform the activities assigned therein. All such positions shall be filled with individuals sufficiently qualified in accordance with generally accepted industry standards to reasonably carry out the responsibilities of their respective positions.  The positions set forth in the Resource Allocation Division, along with the responsibilities for such positions, may only be modified (including the addition or elimination of positions) by mutual agreement of the Parties at the US JSC.

4.4                               Performance Metrics.  In connection with the establishment of the U.S. Commercialization Plan and Customer Target Plan (and any amendment to either such plans), the Parties will establish defined and mutually acceptable performance metrics for the Customer Target Plan and other mutually agreed activities as determined appropriate by the Parties in accordance with the U.S. Commercialization Plan (such performance metrics, “Performance Metrics”).  The Performance Metrics shall apply mutually to each Party’s activities.  The Performance Metrics set forth in the U.S. Commercialization Plan for a given year may be amended prior to the end of any calendar year to address any unforeseen change in market or business conditions, provided that such amended Performance Metrics are reviewed and approved by the US JSC.

ARTICLE 5

FIELD PERSONNEL AND TRAINING

5.1                               Personnel.  Each Party will recruit their respective internal commercial, medical and field personnel (e.g., sales representatives, medical science liaisons, clinical specialists, account management personnel, etc.) performing activities under this Agreement at its own cost.  All other costs associated with such personnel shall be allocated between the Parties as provided under the Collaboration Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)                                 Qualifications of Provider Account Managers and Sales Representatives.  Sales Representatives and Provider Account Managers shall have, at a minimum, [ * ] or [ * ]. Hiring preference shall be given to prospective Sales Representatives and Provider Account Managers with experience as a [ * ] with [ * ] experience or [ * ] with [ * ] experience, taking into account other relevant qualifications and experience.

(b)                                 Hiring of Sales Representative.

(i)                                    During its initial sales force formation, Affymax agrees to consult with and consider in good faith [ * ] in the event that [ * ] in its [ * ]. [ * ] agrees to provide [ * ] written notification promptly after [ * ] if [ * ] intends to [ * ] for [ * ] within [ * ] of the [ * ].  In the event [ * ] does not intend to [ * ] of [ * ] within[ * ] of the [ * ], [ * ] shall provide written notification [ * ] prior to [ * ].  Within [ * ] (or such shorter period of time as to be mutually agreed upon by the Parties in order to meet the agreed upon timelines for the [ * ]) after the receipt of such written notice, the Parties will begin to discuss in good faith the [ * ] and [ * ] of [ * ] and any other relevant [ * ] issues, and, if mutually agreed by the Parties, [ * ] will [ * ] to [ * ] about any [ * ] to [ * ], as determined by [ * ]. Upon approval from the applicable [ * ], [ * ] will provide on a timely basis to [ * ] of any [ * ] that may be [ * ].  If [ * ] decides to [ * ], [ * ] will be [ * ] of the [ * ] which the [ * ] of [ * ] was provided to [ * ] or such other period of time as mutually agreed upon between Affymax and TPUSA.  In the event [ * ] or [ * ] after [ * ] with the [ * ] described above, Affymax will: (A) [ * ] of such decision; and (B) after its decision to re-initiate hiring of the initial sales force, notify TPUSA as soon as reasonably practical, provided that such notification is given no less than [ * ] prior to Affymax’s planned hiring of such initial sales force.

(ii)                                After the initial sales force formation by Affymax, if Affymax wishes to solicit a TPUSA sales representative, it shall do so only after providing TPUSA with [ * ] prior written notice and after receiving TPUSA’s subsequent approval to allow Affymax to solicit for employment those individuals specifically identified by TPUSA.

(iii)                            Where applicable and feasible, Affymax will consult with TPUSA and in good faith will evaluate potentially utilizing existing TPUSA resources with respect to the field based personnel positions for which Affymax has responsibility; provided, however, that nothing in this Section 5.1(b)(iii) will obligate Affymax to utilize existing TPUSA resources.

5.2                               Training of Field Personnel. Each Party shall be responsible for the training and maintenance of its field personnel.  Each Party will use reasonable efforts to make available an appropriate number of field personnel for simultaneous training utilizing common training materials to the extent appropriate and as coordinated by the Working Groups.  Each Party’s expenses for the training of its field personnel shall be included in Commercial Expenses.

5.3                               Account Contract Training.  All account managers, district manages, regional managers and all other employees with the authority to negotiate or secure account contracts will be trained on consistent compliance and legal policies.  Such training will include training of [ * ] and other employees with the authority to [ * ] by [ * ] on the [ * ] and [ * ] of the [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.4                               Use of Contractors.  Subject to the terms of this Section 5.4, Affymax may use field sales personnel provided by Third Party contract service providers for the conduct of its activities under this Agreement for the Product in the Co-Promotion Field in the Co-Promotion Territory.  Affymax shall provide TPUSA with written notice prior to engaging such Third Party contract service provider, which shall describe all activities Affymax intends such contract service provider to conduct.  TPUSA shall have [ * ] to respond to Affymax in writing to elect to assume all such activities under the U.S. Commercialization Plan prior Affymax’s use of the contract service provider.  If TPUSA does not so elect within [ * ], Affymax shall be free to use a Third Party service provider, provided TPUSA consents in writing to the use of such Third Party, such consent not to be unreasonably withheld, delayed or conditioned.  If TPUSA assumes the activities of Affymax, then the expenses incurred by TPUSA for such field sales personnel conducting such activities shall be included in TPUSA’s Marketing Expenses to be shared by the Parties.

5.5                               Non-Solicitation.  Except as provided in Section 5.1(b) of this Agreement, neither Party, without the prior written consent of the other Party, during the Term, will solicit, induce, encourage, or participate in soliciting, inducing, or encouraging any employee of the other Party to terminate his or her relationship with such other Party.  An offer of employment to an employee of either Party by the other Party which results directly from unsolicited responses to general advertisements for employment will not be deemed to be in violation of this provision.

ARTICLE 6

FINANCIAL REPORTING

6.1                               Booking of Sales.  Pursuant to Section 5.1 of the Collaboration Agreement, TPUSA shall book all sales of the Product in the Co-Promotion Territory.

6.2                               Profit Split.  During the Term, Affymax and TPUSA shall split profits accrued from the Commercialization of the Product in the Co-Promotion Territory in accordance with Section 8.4 of the Collaboration Agreement.

6.3                               Treatment of Commercial Expenses.  Commercial Expenses, including FTE Expenses incurred by the Parties in performing obligations and conducting activities under this Agreement shall be treated in accordance with Section 8.4 and Exhibit J of the Collaboration Agreement.

(a)                                 Treatment of FTE Expenses. As a part of the U.S. Commercialization Plan, the US JSC shall agree in writing upon: (i) the FTE Expenses to be shared as Commercial Expenses, including the allocation of FTEs between the Parties; (ii) the positions for which the FTE Expense shall be a shared Commercial Expense; and (iii) the FTE rate for each such position.  The sharing of FTE Expenses as a Commercial Expense is not intended to be a source of profit or additional compensation for either Party.  The Parties shall make reasonable efforts to accurately track the time spent in furtherance of the Commercialization of the Product in the Co-Promotion Territory by those of its employees for which the FTE Expense is a shared

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Commercial Expense.  A good-faith error by a Party in tracking such time shall not be considered a material breach of this Agreement.

(b)                                 Unless otherwise agreed by the Parties in writing at the US JSC:

(i)                                    any change in the agreed upon FTE rate shall only be applied to future FTE Expenses (i.e., there shall be no reimbursement, reconciliation or “true up” based on a change in the FTE rate);

(ii)                                any position that is filled after the [ * ] of a given month shall not be a shared Commercial Expense for such month; and

(iii)                            FTE Expenses will be shared as follows: (A) [ * ] for those positions in which [ * ] of such [ * ] is [ * ]; (B) [ * ] for those positions in which [ * ] of such [ * ] is [ * ]; and (C) [ * ] for those positions in which [ * ] of such [ * ] is [ * ].  For clarity, in no event will the Parties share more than [ * ] of the FTE Expenses for any position.

(c)                                  Unless otherwise provided in the Collaboration Agreement, FTE Expenses shall not include: (i) recruitment costs for any position (regardless if such position is otherwise included as a shared FTE Expense); (ii) either Parties’ general administrative costs, including non-commercial executive management as well as personnel working in legal, human resources and finance; and (iii) any Third-Party expense or any other collaboration related expense.

6.4                               Financial Reporting.  The US JSC shall coordinate with the Finance Subcommittee to develop mutually acceptable policies and procedures under which the Parties will exchange financial information in order to determine the allocation and reimbursement of Commercial Expenses and the U.S. Product Profit in accordance with Section 8.4 of the Collaboration Agreement. Each Party shall maintain complete and accurate financial records in sufficient detail to permit the other Party to confirm the accuracy of the calculation of Commercial Expenses, U.S. Product Profit and any other payments to the other Party under this Agreement.  Upon reasonable prior written notice, such records shall be available during regular business hours of audited Party for a period of [ * ] from the creation of individual records for examination at auditing Party’s expense, and not more often than once each Fiscal Year, by an independent certified public accountant selected by auditing Party and reasonably acceptable to audited Party, for the sole purpose of verifying the accuracy of the financial reports furnished pursuant to this Agreement.  Any such auditor shall not disclose audited Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by audited Party or the amount of payments owed by audited Party under this Agreement.  Any amounts shown to be owed but unpaid shall be paid within [ * ] from the accountant’s report, plus interest from the original due date.  Any amounts determined to be overpaid shall be refunded within [ * ] from the accountant’s report.  The auditing Party shall bear the full cost of such audit unless such audit discloses an underpayment by the audited Party of the amount actually owed during the applicable Fiscal Year of more than [ * ], in which case audited Party shall bear the full cost of such audit.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.5                               No Other Compensation.  Except with respect to amounts covered by this Article 6, neither Party shall owe any compensation for either Party’s promotional activities for the Product under this Agreement.

ARTICLE 7

NON-FINANCIAL REPORTS, RECORD KEEPING AND AUDITS

7.1                               Reports.  By the [ * ] of each calendar month during the Term, each Party shall provide the US JSC with a written report setting forth in reasonable detail its promotional activities and other performance standards completed during the prior month beginning upon and for the first twelve (12) month period after commercial launch (and quarterly thereafter for the remainder of the Term).  The form of report will be agreed by the Parties given each Party’s responsibilities under this Agreement promptly following the Effective Date.

7.2                               Maintenance of Non-Financial Records.  Each Party shall maintain complete, current and accurate records of all work conducted by it under this Agreement, in accordance with all applicable Laws, and in sufficient detail to enable verification of the performance of such Party’s obligations under this Agreement.  Such records shall be maintained for a period of [ * ] after the creation or generation of such records, or longer if required by applicable Laws or corporate record retention policies and/or legal holds. Upon reasonable prior notice, such records shall be available during regular business hours of audited Party for a period of [ * ] from the creation of individual records for examination at auditing Party’s expense, and not more often than once each Fiscal Year, by an independent certified public accountant selected by auditing Party and reasonably acceptable to audited Party, for the sole purpose of verifying the audited Party’s performance under this Agreement.  Any such auditor shall not disclose audited Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by audited Party.

ARTICLE 8

ADVERSE EVENT REPORTING AND COMPLIANCE

8.1                               Adverse Event Reporting.  As soon as practicable following the Effective Date, the Parties shall enter into a mutually agreed safety data exchange agreement detailing the standard operating procedures for the investigation and reporting of adverse events regarding the Products.  The Parties shall immediately implement such agreed procedures and shall provide each other on a regular basis with any appropriate information that enables the other Party to meet its regulatory obligations in the Licensed Territory with respect to the Products or that is relevant to the safe use of the Products.  The agreed procedures will be reviewed jointly on a regular basis or when there is a change in regulations governing adverse event reporting.  The foregoing shall not affect either Party’s rights or obligations as set forth in Section 4.7 of the Collaboration Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2                               Compliance.

(a)                                 Compliance with Laws.  The Parties will comply with all applicable Laws relating to the marketing, sale, promotion, medical support and reimbursement for the Product, including, without limitation, and in each case as may be amended from time to time, the statutes and regulations of the FDA, including the FD&C Act, the Prescription Drug Marketing Act, False Claims Act, 31 U.S.C. § 3729 et. seq., the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. 1320a-7b(b), the statutes and regulations of Medicare, Medicaid and all other government-sponsored or supported health care programs, including those covered by the definition of “federal health care program” in 42 U.S.C. § 1320a-7b(f) of the Health Insurance Portability and Accountability Act of 1996, and the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals.  Consistent with the “Compliance Program Guidance for Pharmaceutical Manufacturers,” published by the Office of Inspector General, U.S. Department of Health and Human Services (the “OIG Guidance”), each Party agrees to maintain a compliance program with respect to its promotional and sales activities pursuant to this Agreement containing all of the elements described in the OIG Guidance.  The Parties shall, upon request, provide each other with copies of their policies for such compliance programs.

(b)                                 Sunshine Act and State Reporting.  Each Party shall be responsible for tracking and reporting transfers of value initiated and controlled by its employees and/or contractors pursuant to the requirements of Section 6002 (Transparency Reports and Reporting of Physician Ownership and Investment Interest) of the Affordable Care Act (“ACA”), commonly referred to as the “Sunshine Act”, and state marketing reporting laws.  The value reported to the Centers for Medicare & Medicaid Services shall be the amount expended by the controlling Party, irrespective of the division of or reconciliation of expenses between the Parties.

(c)                                  Policies for Marketing, Sale and Promotion of the Product.  Promptly after the Effective Date, the Parties shall establish consistent policies for the marketing, sale and promotion of the Product in the Co-Promotion Field in the Co-Promotion Territory in order to help ensure mutual compliance with applicable Laws.  If the [ * ], [ * ] or [ * ], the [ * ] will [ * ] the [ * ], and if [ * ], [ * ] the [ * ] in this Agreement and the Collaboration Agreement.  In the event that the [ * ] are [ * ] regarding the [ * ], [ * ] or [ * ], [ * ] will [ * ] under the Collaboration Agreement and the [ * ] will [ * ]. The Parties shall implement and maintain appropriate SOPs and/or processes to support compliance with such policies and applicable Laws.

(d)                                 Exchange of Compliance Programs.  The Parties shall, upon request, provide each other with copies of their policies for their compliance programs developed to comply with all applicable Laws relating to the marketing, sale, promotion and medical support for the Product, including, the statutes and regulations of the FDA, including the FD&C Act, the Prescription Drug Marketing Act, False Claims Act, 31 U.S.C. § 3729 et. seq., the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. 1320a-7b(b), the Affordable Care Act, the statutes and regulations of Medicare, Medicaid and all other government-supported or sponsored health care programs, including those covered by the definition of “federal healthcare program”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in 42 U.S.C. § 1320a-7b(f) of the Health Insurance Portability and Accountability Act of 1996, and the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals.

(e)                                  Informed of Investigations.  The Parties shall keep the other Party informed of, and shall provide reasonable assistance relating to, any investigations or inquiries from Governmental Authorities relating to the Product.

8.3                               Legal.  Subject to the other limitations set forth in this Agreement, and unless otherwise mutually agreed by the Parties taking into account efficiency of reviews, the organizational structure of each Party, as well as expertise and experience in the subject matter area, the Party responsible for a project under this Agreement will receive legal support from such Party’s legal department; provided, however, that [ * ] are [ * ], the Parties may, as appropriate and necessary to [ * ] and [ * ], [ * ] a [ * ] or other [ * ] in order for [ * ] and [ * ] from the [ * ] relating to the [ * ] the [ * ].

8.4                               Medical, Regulatory, Legal Review Process. Unless otherwise mutually agreed upon by the Parties in writing, the Parties shall follow the medical, legal, regulatory review process set forth in Exhibit F (the “Medical, Regulatory, Legal Review Process” or “MRL Review Process”), attached hereto.

ARTICLE 9

INTELLECTUAL PROPERTY MATTERS

The ownership of, and rights in, any and all inventions made solely by either Party or jointly by the Parties in the course of conducting its/their activities under this Agreement and all intellectual property rights therein, whether or not patentable, shall be governed by Article 9 of the Collaboration Agreement.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1                        Mutual Representations and Warranties.  Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows as of the Effective Date:

(a)                                 Corporate Existence and Power.  It is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.

(b)                                 Authority and Binding Agreement.  As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (iii) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)                                  No Conflict.  It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement.  The execution, delivery and performance of this Agreement shall not violate, conflict with or constitute a default under any agreement (including its corporate charter or other organizational documents) to which it is a party or to which it may be bound, or to its best knowledge, any applicable Laws or order of any court or other tribunal.

(d)                                 No Consent.  The execution, delivery and performance of this Agreement by each Party does not require the consent of any person or the authorization of (by notice or otherwise) any Governmental Authority or Regulatory Authority.

10.2                        Mutual Covenants.  Each Party hereby covenants to the other Party as follows:

(a)                                 No Debarment or Exclusion.  In the course of performing its obligations under this Agreement, each Party has not used and shall not use, during the Term of this Agreement, any employee or consultant who has been debarred by any Regulatory Authority, or is the subject of debarment proceedings by a Regulatory Authority or who has been excluded from participation in a federal health care program.

(b)                                 Federal Healthcare Program Training.  All of each Party’s employees who are involved in the contracting for, or marketing, selling or reporting the price of Products that are reimbursed by Medicare, Medicaid and all other government-sponsored or supported healthcare programs, including those covered by the definition of “federal healthcare program” in 42 U.S.C. Section 1320a7-b(f), have received appropriate training (or will, prior to deployment, receive appropriate training) on proper marketing and sales techniques consistent with its obligations under this Agreement.

10.3                        No Other Representations or Warranties.  Except as expressly set forth in Article 10 of this Agreement, no Party has made, and nothing in this Agreement shall be construed as, a warranty or representation (a) that any Product imported, sold, offered for sale, manufactured or otherwise disposed of under this Agreement are or will be free from infringement of patents, copyrights, trademarks, industrial design or other intellectual property rights of any Third Party, or (b) regarding the effectiveness, value, prospects for success (whether financial, regulatory or otherwise), safety, non-toxicity, or patentability of the Product or related technology or any information or results provided by any Party pursuant to this Agreement.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT OR IN THE COLLABORATION AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY.  ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 11

INDEMNIFICATION

11.1                        Indemnification.  The prosecution, disposition and all payments or receipts attributable from Claims arising or resulting from this Agreement shall be governed by the terms of Article 11 of the Collaboration Agreement.

11.2                        Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.2 OF THIS AGREEMENT IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 11.1 OF THIS AGREEMENT, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE 12 OF THIS AGREEMENT.

ARTICLE 12

CONFIDENTIALITY

12.1                        Confidential Information.  All Confidential Information provided by one Party to the other under and pursuant to this Agreement shall be considered, and shall be protected under, the provisions of Article 12 of the Collaboration Agreement.

12.2                        Publicity; Terms of Agreement.  The Parties agree that the material terms of this Agreement are included within the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth below in this Section 12.2.  A Party may disclose the material terms of this Agreement if such disclosure is reasonably necessary to any bona fide potential or actual investor, acquiror, merger partner, or other financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; provided that in each case, the disclosees are bound by written obligations of confidentiality and non-use at least as restrictive to those contained in Article 12 of the Collaboration Agreement.  If either Party desires to make a press release concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld.  A Party commenting on such a proposed press release shall provide its comments, if any, within five (5) Business Days after receiving the press release for review.  Neither Party shall be required to seek the permission of the other Party to publicly disclose any information regarding the terms of this Agreement that has already been publicly disclosed or previously agreed to by such Party, or

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by the other Party, in accordance with this Section 12.2.  The Parties acknowledge that Affymax may be obligated to file a copy of this Agreement with the U.S. Securities and Exchange Commission (the “SEC”).  Affymax shall be entitled to make such a required filing, provided that it requests confidential treatment of certain commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available to Affymax.  In the event of any such filing, Affymax shall provide TPUSA with a copy of the Agreement marked to show provisions for which Affymax intends to seek confidential treatment and shall reasonably consider and incorporate TPUSA’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.  TPUSA shall promptly provide any such comments.  TPUSA recognizes that U.S. Laws and SEC policies and regulations to which Affymax is and may become subject may require Affymax to publicly disclose certain terms of this Agreement that TPUSA may prefer not be disclosed, and that Affymax is, after completing the above mentioned procedures, entitled hereunder to make such required disclosures to the extent legally required in the reasonable opinion of outside legal counsel.

ARTICLE 13

TERM AND TERMINATION

13.1                        Term of Agreement.  This Agreement shall commence as of the Effective Date and, unless sooner terminated pursuant to Sections 13.2 or 13.3 of this Agreement, shall continue in effect until the Generic Competition Date (the “Term”).  Thereafter, the Term shall be extended automatically by periods of one (1) year unless either Party elects not to extend this Agreement by giving written notice no later than [ * ] prior to the then-current expiration date.

13.2                        Termination of Collaboration Agreement.  This Agreement shall automatically terminate, without notice to or from any Party, upon any termination of the Collaboration Agreement with respect to the U.S. or termination of the entire Collaboration Agreement, under any of the conditions set forth therein; provided, however, if there is a bona-fide dispute as to whether a Party has the right to terminate the Collaboration Agreement, such dispute shall be resolved in accordance with the Collaboration Agreement.

13.3                        Material Breach.  Subject to the provisions of this Section 13.3, either Party may terminate this Agreement based on the uncured material breach of the other Party.  If a Party commits a breach of this Agreement (the “Breaching Party”), the other Party (the “Non-Breaching Party”) shall provide written notice of such breach to the Breaching Party.  Upon receipt of a notice of breach, the alleged breach, if disputed in good faith by the alleged Breaching Party, shall be referred to the senior executive officers for each Party for attempted resolution by good faith negotiations within [ * ] after notice is received by the Breaching Party. If, at the end of such [ * ] period the senior executive officers designated by the Parties are not able to resolve such dispute, the Breaching Party shall have ninety (90) days within which to cure such breach. In the event the breach is capable of being cured, but cannot be reasonably cured in such ninety (90) day period, then the Breaching Party shall have such additional time as is necessary (not to exceed an additional ninety (90) days, unless otherwise extended at the Non-

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Breaching Party’s discretion) to cure the breach, provided: (i) the Breaching Party has submitted a commercially reasonable plan that, if successfully carried out, would be effective in curing such breach; and (ii) the Breaching Party diligently pursues completion of such plan thereafter.  In the event there is a bona-fide dispute regarding the existence of a breach (after completion of the [ * ] negotiation period described above), the materiality of a breach, the ability of the Breaching Party to cure a breach or whether a breach has been cured, either Party may invoke the provisions of Section 14.2(b) of the Collaboration Agreement.  The Parties agree to use reasonable and good faith efforts in cooperating with the Breaching Party’s attempts to cure a material breach.  During the resolution of any dispute under this Section 13.3 of this Agreement, the terms and conditions of this Agreement shall remain in effect and each Party shall continue to perform its obligations under this Agreement and Collaboration Agreement, as applicable, and the effectiveness of any remedy shall be tolled until such dispute is resolved.  If an alleged material breach is found to be a non-material breach, the Non-Breaching Party shall be entitled to damages, equitable relief, attorneys’ fees and court costs, but shall not have the right to terminate this Agreement.

13.4                        Breach of the Collaboration Agreement.  The Parties acknowledge and agree that a material breach of this Agreement, by itself, shall not be deemed a material breach of the Collaboration Agreement.  Notwithstanding anything to the contrary contained in the prior sentence, each of the following breaches of this Agreement, by itself, shall be deemed to be a material breach of the Collaboration Agreement:  (a) a material breach of this Agreement resulting from a Breaching Party’s intentional, willful or grossly negligent action(s) and/or omission(s); (b) TPUSA’s material breach of its obligations under Section 3.2(d)(iv) of this Agreement, including TPUSA’s failure to establish and maintain a price (including applicable discounts and reimbursement terms) for the Product that is commercially reasonable; or (c) TPUSA’s systemic and material breach of its obligations under this Agreement, such as an on-going failure to exercise Diligent Efforts; provided, however, that TPUSA’s failure, after using Diligent Efforts, to obtain agreements with one or more dialysis organization(s) shall not, by itself, constitute a breach of subsections (b) or (c) above.  For the avoidance of doubt, the Non-Breaching Party shall establish any material breach of this Agreement in accordance with Section 13.3 of this Agreement, including any alleged material breach by TPUSA of its obligations under Section 3.2(d)(iv) of this Agreement.

13.5                        Effects of Termination or Expiration.

(a)                                 Expiration of this Agreement Pursuant to Section 13.1.  If this Agreement expires due to Affymax exercising its right not to extend this Agreement after the Generic Competition Date pursuant to Section 13.1 of this Agreement and is not otherwise terminated under Section 13.2 or Section 13.3, then the following terms of this Section 13.5(a) shall survive such expiration.  TPUSA shall be entitled to continue to use the Product Trademark in the Co-Promotion Territory for the Product on an exclusive basis (even as to Affymax) by paying Affymax a trademark royalty equal to [ * ] of the Net Sales of the Product after expiration of this Agreement in the Co-Promotion Territory and the following other Sections and Articles shall survive: Articles 1, 9, 11, 12, 14 and 15 and Sections 8.1, 8.2 10.3, 13.5(a) and 13.6.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)                                 Termination of this Agreement Pursuant to Section 13.2.  If this Agreement is terminated pursuant to Section 13.2, then the following provisions of this Agreement shall survive for the period of time specified therein (or, if no such period is specified, indefinitely): Articles 1, 9, 11, 12, 14 and 15 and Sections 8.1, 8.2, 10.3, 13.5(b) and 13.6. In addition, any provision of this Agreement that, either from the express language or the context thereof, is intended to survive any such termination of this Agreement shall survive any such termination.

(c)                                  Termination of this Agreement Pursuant to Section 13.3. If this Agreement is terminated by a Non-Breaching Party based on the material breach of the Breaching Party pursuant to Section 13.3, then: (i) the following Articles and Sections shall remain in full force and effect with respect to the Non-Breaching Party’s continued performance under this Agreement until the expiration of this Agreement under Section 13.1 or the termination of this Agreement under Section 13.2: Articles 1, 6, 7, 9, 11, 12, 14 and 15 and Sections 3.2 (as amended in subsection (iv) below), 4.3(a), 4.4 (as amended in subsection (iv) below), 5.1-5.3, 5.5, 8.1, 8.2, 10.2-10.3, 13.1, 13.2, 13.3, 13.4, 13.5(c) and 13.6 and all other provisions shall terminate, together with the Breaching Party’s rights and obligations to Commercialize the Product in the Co-Promotion Territory under this Agreement); (ii) the U.S. Commercialization Plan shall be reasonably amended to reflect the termination of the activities of the Breaching Party and the assumption of such activities by the Non-Breaching Party, as approved by the JSC; (iii) the Non-Breaching Party shall have the right and obligation to Commercialize the Product in the Co-Promotion Field in the Co-Promotion Territory in accordance with the preceding surviving terms of this Agreement (subject to the Breaching Party’s participation on the US JSC, as described below) and the Collaboration Agreement; (iv) the Breaching Party shall have the opportunity to maintain its representation on the US JSC; provided, however, that the Non-Breaching Party shall have final decision making authority for all matters related to the Commercialization of the Product in the Co-Promotion Territory, except for approval of the Commercialization budget, which shall remain with the JSC; provided that the Breaching Party’s approval of the Commercialization budget shall not be unreasonably withheld, delayed or conditioned where such budget is consistent with the surviving obligations under this Agreement and the exercise of a Party’s obligations under the Collaboration Agreement; and (v) the Parties shall continue to equally split the future U.S. Product Profit after such termination during the term of the Collaboration Agreement (and, for clarity, without any regard to the termination of the Term).  In addition, if Affymax terminates this Agreement pursuant to Section 13.3 and notwithstanding any contrary terms of this Agreement or the Collaboration Agreement, TPUSA will provide Affymax with the right to establish and/or modify the pricing of the Product in the U.S. (and other related commercial terms, including discount levels and reimbursement terms and strategy); provided, however, that TPUSA shall retain such rights if, based on the reasonable determination of TPUSA, in consultation with its outside auditors and legal counsel, granting Affymax the right to establish and/or modify the pricing of the Product in the U.S. (and other related commercial terms, including discount levels and reimbursement terms and strategy) precludes TPUSA’s ability to book sales of the Product in the U.S. under applicable accounting standards or Laws.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.6                        Other Remedies.  Termination or expiration of this Agreement for any reason shall not release any Party from any liability or obligation that already has accrued prior to such expiration or termination, nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination.  Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

ARTICLE 14

DISPUTE RESOLUTION

14.1                        English Language; Governing Law.  This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.  This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the Laws of the State of New York, without giving effect to any choice of law principles that would require the application of the Laws of a different state.

14.2                        Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 14.2 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, if and when a dispute arises under this Agreement.  With respect to all disputes arising between the Parties (other than those matters delegated to the US JSC, which shall be governed in accordance with Section 3.2(d) of this Agreement), including, without limitation any issue relating to the interpretation or application of this Agreement (but excluding any dispute arising under Section 13.3 of this Agreement, which shall be governed by procedures set forth in Section 13.3 of this Agreement), if the Parties are unable to resolve such dispute within [ * ] after such dispute is first identified by either Party in writing to the other, then the matter shall be resolved in accordance with Section 14.2(b) of the Collaboration Agreement.  Notwithstanding anything to the contrary in this Article 14, either Party may seek injunctive relief in any court in any jurisdiction where appropriate.

ARTICLE 15

MISCELLANEOUS

15.1                        Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, along with the Collaboration Agreement, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof; provided, however, that the Collaboration Agreement shall remain an independent agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

between the Parties and continue to govern the Parties’ Development, collaboration and Commercialization activities pursuant to the terms thereof unless specifically modified by the terms of this Agreement.  Notwithstanding anything to the contrary herein, the Parties agree that nothing in this Agreement shall be construed to terminate, modify, amend or supersede the Japan Collaboration Agreement.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.  Any conflict between the terms and conditions of the Collaboration Agreement relating to co-promotion activities with respect to the Product in the Co-Promotion Territory, and this Agreement, shall be governed by this Agreement. The Parties hereby agree that this Agreement supersedes the obligations of the Parties as described in Exhibit L of the Collaboration Agreement.

15.2                        Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including without limitation, an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

15.3                        Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.3, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered sent by a reputable overnight delivery service, or by facsimile (with electronic confirmation of receipt), or (b) seven (7) days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.

If to Affymax:	Affymax, Inc.
4001 Miranda Avenue
Palo Alto, California 94306
Attn: Chief Executive Officer
Facsimile Number: [ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

With a copy to:	Affymax, Inc.
4001 Miranda Avenue
Palo Alto, California 94306
Attn: General Counsel
Facsimile Number: [ * ]

Kenneth Krisko, Esq.
Cooley LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306

If to TPUSA:	Takeda Pharmaceuticals U.S.A., Inc.
One Takeda Parkway
Deerfield, IL 60015
Attn: President - Takeda Pharmaceuticals U.S.A., Inc.
Facsimile Number: [ * ]

With a copy to:	Takeda Pharmaceuticals U.S.A., Inc.
One Takeda Parkway
Deerfield, IL 60015
Attn: General Counsel
Facsimile Number: [ * ]

15.4                        No Strict Construction; Headings.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

15.5                        Assignment.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment or transfer without the other Party’s consent to Affiliates or to a successor to substantially all of the business of such Party in the Co-Promotion Field to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction.  Any permitted successor or assignee of rights or obligations hereunder shall, in writing to the other Party, expressly assume performance of such rights or obligations.  Unless to an Affiliate, any assignment or transfer of this Agreement must be done together with an assignment or transfer of the Collaboration Agreement.  Any permitted assignment or transfer shall be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.5 shall be null, void and of no legal effect.

15.6                        Performance by Affiliates.  Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates.  Each Party hereby guarantees the

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.7                        Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.8                        Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.9                        No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

15.10                 Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

15.11                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall be binding upon the delivery by each Party of an executed signature page to the other Party by facsimile transmission or by email in “portable document format” (“.pdf”).  Such delivery will have the same effect as physical delivery of the paper document bearing original signature.  If signature pages are so delivered by facsimile transmission or by email as a .pdf, each Party shall also immediately deliver an executed original counterpart of this Agreement to the other Party by courier delivery service.

15.12                 Construction.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or) .  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means “including, without limiting the generality of any description preceding such term.”  References to “Article,” “Section” or “Exhibit” are references

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.

{Remainder of Page Intentionally Left Blank}

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

TAKEDA PHARMACEUTICALS U.S.A., INC.		AFFYMAX, INC.

By:	/s/ Douglas L. Cole	By:	/s/ John A. Orwin

Name:	Douglas L. Cole	Name:	John A. Orwin

Title:	President	Title:	Chief Executive Officer

SIGNATURE PAGE TO U.S. CO-PROMOTION AGREEMENT

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

WORKING GROUPS

Exhibit A-1

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for:

•                  [ * ] and [ * ] and [ * ] with [ * ] and [ * ] that [ * ] the Product;

•                  [ * ] that is reflective of [ * ] and [ * ] of the Product; and

•                  [ * ] for all [ * ] to [ * ] including a [ * ] system designed to support [ * ] and [ * ] in a manner [ * ] as [ * ].

[ * ] will be [ * ] responsible for: (1) [ * ]; and (2) [ * ] and [ * ] with [ * ] (except as set forth in [ * ] of this Agreement with regard to [ * ] use of the [ * ] and [ * ] to [ * ]), and [ * ]; provided, however, that with respect to the [ * ], [ * ] shall [ * ] and [ * ] to [ * ] of a [ * ], related to: (i) the [ * ] and [ * ] due to [ * ] of a [ * ], and (ii) [ * ] to [ * ] made in [ * ] for the [ * ] any [ * ] (e.g. [ * ], etc), provided, further, that [ * ] with respect to any such [ * ] or [ * ] is [ * ] or other [ * ].  [ * ] may request [ * ] other [ * ] with [ * ] to other [ * ] provided, however, that [ * ] in such [ * ] will be [ * ] and [ * ]. [ * ] will reasonably [ * ] regarding, and [ * ] reasonably [ * ], all [ * ] with the [ * ] in which [ * ] is [ * ].

[ * ] will keep [ * ] reasonably [ * ] the [ * ] with the [ * ] through the appropriate [ * ] described herein.  [ * ] may request [ * ] the [ * ] of the [ * ] with a [ * ] to the [ * ]; provided that [ * ] will: (i) [ * ] of the [ * ]; and (ii) [ * ] or [ * ] of the [ * ] with respect to the [ * ] of the [ * ] with the [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i

Exhibit A-2

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for:

•                  [ * ] all [ * ] and [ * ] associated with [ * ] (but which will not include [ * ] of any [ * ]) at a [ * ];

•                  [ * ] and [ * ] relative to [ * ];

•                  [ * ] (and other [ * ] responsible for [ * ] and [ * ]) [ * ] related to or implicating the Product, including [ * ]; and

•                  [ * ] and [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-3

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group until such time as [ * ] of [ * ] (a period of [ * ] from the [ * ]) as described below.  At such time, unless the Parties mutually agree otherwise, the Working Group will [ * ] to be [ * ] and a [ * ] to be [ * ].

The [ * ] Working Group will be responsible for:

•                  [ * ] all [ * ] and [ * ] associated with [ * ] and [ * ] for the Product (but which will not include [ * ] of any [ * ]) at a [ * ];

•                  [ * ], [ * ] and [ * ] for all [ * ];

•                  [ * ] and [ * ] and [ * ];

•                  [ * ] to support [ * ], [ * ] and [ * ] inclusive of [ * ], and [ * ];

•                  [ * ] of [ * ] and [ * ] associated with [ * ]; and

•                  [ * ] of a [ * ] for [ * ] and [ * ] to [ * ] the [ * ] to [ * ], [ * ] and [ * ].

[ * ] will be responsible for [ * ] and [ * ] and [ * ], the [ * ] and [ * ] whether [ * ] (should they [ * ] by the [ * ]).  [ * ] shall [ * ] and [ * ] the [ * ] and [ * ] of the [ * ].  Subject to [ * ] compliance with all applicable Laws, [ * ] shall give good faith consideration to [ * ] with respect to [ * ] and [ * ].

After a period of [ * ] from the [ * ], [ * ] will [ * ] to [ * ] of [ * ] operations described immediately above, provided [ * ] carry out such operations in accordance with industry standards that [ * ] in effect at the time [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ]:

In the event the [ * ] on a [ * ] related [ * ], then the [ * ] will be [ * ] the [ * ] in this Agreement and the Collaboration Agreement.  In the event that the [ * ] are [ * ] regarding a [ * ] related [ * ] under [ * ] of the Collaboration Agreement, such [ * ] will [ * ] to [ * ] under the Collaboration Agreement and the [ * ] will [ * ].

Notwithstanding the foregoing, if a [ * ] is [ * ] or [ * ] due to the [ * ] this Agreement, [ * ], shall promptly [ * ] and shall seek to [ * ] to such [ * ] or [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-4

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for:

•                  [ * ] and [ * ] and [ * ] to [ * ] as part of the [ * ];

•                  [ * ] the [ * ] and [ * ], and [ * ] supporting [ * ] as part of the [ * ];

•                  [ * ], which will include [ * ] and [ * ];

•                  [ * ] and [ * ] supporting [ * ];

•                  [ * ] and [ * ] with [ * ];

•                  [ * ] on [ * ] and other [ * ];

•                  Providing input to other Working Groups to ensure [ * ] and the [ * ];

•                  [ * ] and [ * ] a [ * ], including coordination [ * ] and [ * ] as part of the [ * ];

•                  [ * ] and [ * ] and [ * ] with [ * ], and [ * ];

•                  [ * ] and [ * ] the appropriate [ * ] for [ * ]; and

•                  Meeting jointly with the [ * ] Working Group to ensure [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

v

Exhibit A-5

[ * ] Working Group

[ * ] means [ * ] of [ * ] in a [ * ] is [ * ] or [ * ].  As of the Effective Date, the [ * ] are [ * ], which may be amended due to [ * ].

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for:

•                  [ * ] and [ * ] for the [ * ]; and

•                  [ * ] other Working Groups on:

•                  [ * ];

•                  [ * ], or [ * ];

•                  [ * ] and [ * ];

•                  [ * ] and [ * ] at [ * ]; and

•                  [ * ].

[ * ] will [ * ] to [ * ], and the [ * ] will [ * ] the [ * ] of such [ * ] on a consistent basis (in each case no less than [ * ], and no less than [ * ]).

Except for [ * ] by [ * ] with a [ * ] as contemplated in [ * ], [ * ] shall be [ * ] responsible for all [ * ] and [ * ]. Any [ * ] by [ * ] in such [ * ] and [ * ] shall be [ * ] of [ * ]; provided, however, for the avoidance of doubt, the foregoing is not intended to [ * ] by [ * ] of [ * ] and [ * ] under this Agreement, including those relating to: (i) [ * ] under [ * ] and [ * ], and (ii) [ * ] under [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-6

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

[ * ] means as a [ * ] whose [ * ] in [ * ] is [ * ] or [ * ] and [ * ].

The [ * ] Working Group will be responsible for:

•                  [ * ] for [ * ] to achieve [ * ] (in accordance with the [ * ] and [ * ]); and

•                  [ * ] other Working Groups on:

•                  [ * ];

•                  [ * ], or [ * ];

•                  [ * ];

•                  [ * ] and [ * ] at [ * ]; and

•                  [ * ].

[ * ] will [ * ], and [ * ] and [ * ] of [ * ] with [ * ] on a consistent basis (in each case no less than [ * ], and no less than [ * ]).

[ * ] shall [ * ] as follows:

•                  [ * ] will [ * ] for [ * ]; and

•                  [ * ] will [ * ]

[ * ] responsible for the [ * ] for a [ * ], shall be [ * ] responsible for all [ * ] and [ * ] for which [ * ], and the [ * ] in such [ * ] or [ * ] and [ * ] with each such [ * ] shall [ * ] of the [ * ] for the [ * ]; provided, however, for the avoidance of doubt, the foregoing is not intended to [ * ] by [ * ] of [ * ] and [ * ] under this Agreement, including those relating to: (i) [ * ] under [ * ] and [ * ], and (ii) [ * ] under [ * ] and [ * ].

If there is [ * ] after the [ * ], but [ * ], resulting in the [ * ] (not including [ * ] that involves [ * ]), then [ * ] shall [ * ] for each such [ * ] until [ * ] has [ * ].  Thereafter, [ * ] will [ * ] of each [ * ], with the [ * ] being [ * ].

[ * ] involving [ * ] to [ * ] occur [ * ], [ * ] will discuss in good faith the [ * ] so as to [ * ] to [ * ] and [ * ] of [ * ] as a priority. In the event that a [ * ] after [ * ] which was [ * ], [ * ] shall [ * ] for each such [ * ] until [ * ] has [ * ].  Thereafter, [ * ] will [ * ] of each such [ * ], with the [ * ] being [ * ].  Notwithstanding anything to the contrary in this Exhibit A-6, at no time shall [ * ] of [ * ] from the [ * ] to [ * ] the [ * ] from the [ * ].

[ * ]:

•                  [ * ] will [ * ], including [ * ] and [ * ] to [ * ] (collectively, [ * ]).

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•                  As provided in [ * ] of this Agreement, the [ * ] will only [ * ] and [ * ] in [ * ] with [ * ] and [ * ] will [ * ] irrespective of the [ * ] and [ * ].

Notwithstanding the foregoing, if a [ * ] is [ * ] due to the [ * ] this Agreement, [ * ], shall promptly [ * ] and shall [ * ] to such [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-7

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for:

•                  [ * ] the [ * ] to meet Parties’ goals;

•                  [ * ], and [ * ];

•                  [ * ] including [ * ], etc.;

•                  [ * ] in conjunction with [ * ];

•                  [ * ] to the [ * ];

•                  [ * ] by which [ * ] and [ * ] to demonstrate [ * ];

•                  [ * ];

•                  [ * ] and [ * ], including [ * ]; and

•      [ * ].

•                  [ * ] means a [ * ] whose [ * ] in [ * ] is [ * ].

•                  As provided in [ * ] of this Agreement, [ * ] will [ * ] the [ * ] and [ * ] in [ * ] with [ * ] and [ * ] will [ * ] with the [ * ].

[ * ]:

•                  So long as [ * ] is [ * ] or [ * ], [ * ] will [ * ] to [ * ] on [ * ] and [ * ] is [ * ] and [ * ] appropriate for [ * ].  Notwithstanding the foregoing, if a [ * ] is [ * ] due to the [ * ] this Agreement, [ * ] shall promptly [ * ] and shall [ * ] such [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-8

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

Subject to [ * ] under [ * ] of the Collaboration Agreement, the [ * ] Working Group will be responsible for:

•                  [ * ] and [ * ] and [ * ];

•                  [ * ] and [ * ] based on [ * ] and [ * ];

•                  [ * ] are able to [ * ] appropriately;

•                  [ * ] or [ * ];

•                  [ * ] is adequate to avoid [ * ];

•                  [ * ] and [ * ] from [ * ] relative to [ * ] that result in [ * ] or [ * ];

•                  Collaborating with other Working Groups to ensure [ * ] and [ * ] are [ * ] appropriately;

•                  [ * ] the [ * ] and [ * ] of [ * ] and [ * ]; and

•                  [ * ] and [ * ] with [ * ] such as [ * ] and [ * ].

[ * ]:

In accordance with [ * ] of the Collaboration Agreement, [ * ] shall be [ * ] responsible for handling [ * ] and [ * ], and [ * ] for the Product [ * ]. [ * ] may [ * ] for the Product or [ * ] or [ * ].  If [ * ] any [ * ] the Product, it shall [ * ] to [ * ] for [ * ].  [ * ] shall have the right and responsibility for [ * ] and [ * ] with respect to the [ * ] the Product [ * ], including any [ * ] relating to or affecting the [ * ] the Product shall [ * ], [ * ] available to any [ * ] (including, without limitation, [ * ], and [ * ] or [ * ] such as [ * ], or the [ * ]), any [ * ] to [ * ], [ * ], and [ * ], or other [ * ] or [ * ]; provided, however, that [ * ] shall [ * ] and [ * ] to the [ * ] (including, without limitation, any [ * ] to the Product) in a reasonable and [ * ] manner [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

x

Exhibit A-9

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group is responsible for:

•                  [ * ] and [ * ] all [ * ], which include, but may not be limited to:

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ]; and

•                  [ * ];

•                  [ * ] and [ * ];

•                  [ * ] as needed for [ * ];

•                  [ * ], including [ * ]; and

•                  Meeting jointly with the [ * ] Working Group and other Working Groups to ensure effective [ * ] alignment.

The [ * ] shall be utilized for the purpose of [ * ] to [ * ] of [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-10

[ * ] Working Group

[ * ] will [ * ] the [ * ] Working Group.

The [ * ] Working Group will be responsible for [ * ] to the [ * ], including [ * ], for the activities set forth below, which include but are not limited to:

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ] and other [ * ] that are [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ];

•                  [ * ]; and

•                  [ * ].

[ * ]:

All [ * ] must be compliant with applicable Laws with the understanding that [ * ] will [ * ] to be [ * ] as soon as reasonably practicable [ * ] and [ * ].  In the event [ * ] are [ * ] on a [ * ], [ * ] will be [ * ] in this Agreement and the Collaboration Agreement.  In the event that the [ * ] are [ * ] regarding the [ * ] under [ * ] of the Collaboration Agreement, such [ * ] will [ * ] under the Collaboration Agreement and [ * ] will [ * ].

Notwithstanding the foregoing, if a [ * ] ([ * ]) is [ * ] a [ * ] or [ * ] due to [ * ] this Agreement, [ * ] shall [ * ] or [ * ] and shall [ * ] to such [ * ].

[ * ] shall [ * ] reasonably [ * ] related [ * ] and [ * ] and each (i) [ * ], and (ii) [ * ] for which [ * ] pursuant to [ * ]; provided, further, [ * ] shall cooperate with [ * ] to ensure that [ * ] and [ * ] with such [ * ] do not interfere with the [ * ] and [ * ] as contemplated in [ * ] and [ * ], respectively.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

RESOURCE DEPLOYMENT

[ * ]	Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-1 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) including the following:

[ * ] shall deploy [ * ] as outlined in Exhibit C.

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-2 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) including the following:

[ * ] shall deploy [ * ]; however, the Parties will utilize existing [ * ] resources in the area of [ * ] to the extent appropriate (e.g. [ * ]).

[ * ]

Deployment

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-3 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) including the following:

[ * ] shall deploy [ * ] including the following [ * ]:

•                  [ * ], which will be [ * ] and be responsible unless otherwise mutually agreed by the Parties, for:

•                  [ * ] for the Product at the time of [ * ] and as [ * ];

•                  Serve as the [ * ] for the [ * ] or [ * ] and other [ * ] and [ * ] (not withstanding [ * ] through the [ * ] or [ * ], as appropriate);

•                  Interacting with [ * ], [ * ] and [ * ];

•                  Developing [ * ] and [ * ] and all other [ * ] activities;

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i

•                  Ensuring [ * ] with all [ * ];

•                  Actively work to [ * ];

•                  Communicate [ * ] and [ * ] to [ * ];

•                  [ * ] and [ * ] to [ * ] and [ * ], [ * ] and [ * ];

•                  [ * ] and [ * ];

•                  [ * ] and [ * ], [ * ] and [ * ]; and

•                  [ * ] appropriate [ * ] and [ * ] and [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties), for:

•                  [ * ] for the Product at the time of [ * ] and as [ * ];

•                  Overseeing [ * ] and [ * ];

•                  Coordinating with [ * ] to [ * ] and [ * ] and [ * ];

•                  [ * ] to appropriate [ * ];

•                  Working with [ * ], [ * ] and other relevant [ * ], [ * ] and [ * ];

•                  [ * ] and [ * ] appropriate [ * ] and [ * ]; and

•                  [ * ] appropriate [ * ] and [ * ] and [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  [ * ] for the Product at the time of [ * ] and as [ * ];

•                  Working with [ * ] and [ * ] and other [ * ], [ * ] and [ * ];

•                  [ * ] and [ * ] and [ * ] to ensure [ * ];

•                  [ * ] and [ * ] appropriate [ * ] and [ * ]; and

•                  [ * ] appropriate [ * ] and [ * ] and [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties) for:

•                  [ * ] for the Product at the time of [ * ] and as [ * ];

•                  Working with [ * ] and other [ * ], [ * ] and [ * ];

•                  [ * ] and [ * ] and [ * ];

•                  [ * ] and [ * ] appropriate [ * ] and [ * ]; and

•                  [ * ] appropriate [ * ] and [ * ] and [ * ].

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-4 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) to reflect the [ * ] to align with the [ * ] and [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ii

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-5 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) including the following [ * ]:

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  [ * ] with [ * ] and [ * ] and [ * ];

•                  [ * ] with [ * ];

•                  [ * ] at [ * ];

•                  [ * ] designed to [ * ];

•                  [ * ] and [ * ] with [ * ]; and

•                  [ * ] of all [ * ] for use [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  [ * ] and [ * ] of [ * ];

•                  Working with [ * ] on [ * ], [ * ] and [ * ] to be achieved [ * ];

•                  [ * ] and [ * ] and [ * ];

•                  [ * ] designed to [ * ]; and

•                  [ * ] with [ * ] in collaboration with [ * ] and [ * ].

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-6 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) including the following [ * ]:

•                  [ * ], which will be [ * ] and responsible (unless otherwise mutually agreed by the Parties) for:

•                  Subject to the limitations set forth below, [ * ];

•                  Facilitating interactions with [ * ];

•                  Overseeing [ * ] by [ * ] and [ * ] and [ * ];

•                  Overseeing [ * ] by [ * ] and [ * ] and [ * ];

•                  [ * ] with [ * ] on the [ * ] and [ * ];

•                  [ * ] and [ * ];

•                  [ * ] designed to [ * ];

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iii

• [ * ] with [ * ] and [ * ]; • [ * ] of [ * ] and [ * ] for use [ * ]; and • [ * ] with [ * ] in collaboration with [ * ] and [ * ].

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-7 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) so that Affymax will deploy the sales force including the following [ * ]:

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties) for:

•                  [ * ] and [ * ] with [ * ] and other [ * ] using [ * ];

•                  Facilitating [ * ];

•                  Executing [ * ];

•                  Regularly communicating with [ * ] teams; and

•                  [ * ] designed to [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  [ * ] unless otherwise agreed to by both Parties;

•                  [ * ] utilizing the [ * ] and [ * ];

•                  Overseeing [ * ] by [ * ] for [ * ] and [ * ];

•                  Establishing [ * ] and [ * ];

•                  [ * ] of [ * ] in accordance with agreed upon [ * ];

•                  Engaging in [ * ] through [ * ] of [ * ];

•                  Overseeing [ * ] and [ * ]; and

•                  Regularly communicating with [ * ] teams.

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties) for:

•                  [ * ] unless otherwise agreed to by both Parties;

•                  Providing [ * ] on [ * ] and [ * ];

•                  Communicating with [ * ] as well as [ * ];

•                  Engaging in [ * ] and [ * ];

•                  Establishing [ * ];

•                  [ * ] in accordance with agreed upon [ * ]; and

•                  Ensuring that the [ * ], including [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

iv

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-8 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) so that [ * ].

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-9 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities) to reflect the following:

•                  [ * ] and [ * ] will be [ * ];

•                  [ * ] will be responsible for [ * ];

•                  [ * ] will be responsible for [ * ]; and

•                  [ * ] will be responsible for [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

v

[ * ]

Deployment:

Unless otherwise mutually agreed by the Parties, the Parties will deploy resources as set forth in Exhibit A-10 and Exhibit C (Summary of Peginesatide Commercial and Medical Affairs Roles and Responsibilities); however, [ * ] will consult with [ * ] in good faith to determine whether [ * ] or [ * ].  To the extent that [ * ], [ * ] will be [ * ] (i) [ * ], and in which case [ * ] a [ * ] to [ * ] with [ * ], or (ii) [ * ] that [ * ] to [ * ] at [ * ], and in which case [ * ] a [ * ] to [ * ] the [ * ].

[ * ] set forth below will be [ * ] under [ * ] including the following [ * ]:

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  [ * ] to serve as [ * ], and [ * ];

•                  [ * ] and [ * ] with [ * ] and [ * ] relevant information in order to [ * ];

•                  Providing assistance in [ * ], and [ * ];

•                  Providing [ * ] at [ * ];

•                  Delivering [ * ] to [ * ];

•                  Engaging [ * ] and other [ * ] in [ * ], as well as [ * ] relevant to the [ * ];

•                  Responding to [ * ] to [ * ];

•                  Responding to [ * ] about the [ * ] or other [ * ]; and

•                  Delivering [ * ] to [ * ] or [ * ] to facilitate [ * ] and [ * ].

•                  [ * ], which will be [ * ] and be responsible (unless otherwise mutually agreed by the Parties)  for:

•                  Contributing to the [ * ];

•                  Providing [ * ] to support [ * ] and [ * ];

•                  Executing [ * ] at [ * ] and [ * ], [ * ];

•                  Coordinating [ * ] of [ * ] and [ * ] in order to [ * ];

•                  Collecting [ * ] and [ * ] with [ * ] in order to [ * ];

•                  Managing [ * ];

•                  Responding to [ * ] and [ * ];

•                  Developing [ * ]; and

•                  Facilitating [ * ] and other [ * ].

•                  [ * ], which will [ * ], as agreed by the Parties, and be responsible (unless otherwise mutually agreed by the Parties)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

vi

for:

•                  Providing [ * ] to [ * ] including [ * ];

•                  Supporting [ * ] related activities including [ * ];

•                  Providing [ * ] as requested including [ * ];

•                  Monitoring [ * ] and [ * ];

•                  Providing [ * ] at [ * ] and [ * ]; and

•                  Supporting [ * ] as needed.

•                  [ * ], and [ * ] which will [ * ], as agreed by the Parties, and be responsible (unless otherwise mutually agreed by the Parties) for:

•                  Supporting [ * ] and [ * ] and [ * ];

•                  Conducting [ * ] in response to [ * ];

•                  Contributing to the [ * ] of [ * ];

•                  Facilitating [ * ] and other [ * ]; and

•                  Managing [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

vii

Exhibit C

SUMMARY OF PEGINESATIDE COMMERCIAL AND MEDICAL AFFAIRS

ROLES AND RESPONSIBILITIES

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D

CUSTOMER TARGET PLANS

1) [ * ] shall [ * ] the following [ * ] as stipulated in [ * ]:

[ * ];

[ * ];

[ * ]; and

[ * ].

2) [ * ] shall [ * ] the following [ * ] as stipulated in [ * ]:

[ * ];

[ * ];

[ * ]; and

[ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit E

PRODUCT TRADEMARK

“OMONTYS”

“HEMATIDE”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit F

Medical, Regulatory, Legal (“MRL”) Review Process

Unless otherwise mutually agreed by the Parties, the MRL review and approval of promotional materials (individually, a “Promotional Piece”) will follow the following process:

•                  [ * ] and [ * ] will [ * ] on [ * ] of the [ * ] of each Promotional Piece [ * ].

•                  The Promotional Piece will be [ * ] to [ * ] for [ * ] and [ * ], if such [ * ] that [ * ] is appropriate.

•                  The [ * ] shall [ * ] to [ * ] and [ * ] Promotional Piece.

•                  [ * ] Promotional Piece will [ * ] to [ * ] for [ * ].  After [ * ] by [ * ], [ * ] Promotional Piece will [ * ].

•                  The [ * ] will [ * ] the appropriate [ * ] or [ * ] regarding [ * ] Promotional Piece.

[ * ]:

[ * ] will [ * ] or [ * ] Promotional Piece that [ * ] the [ * ] and/or [ * ] of [ * ].  In the event [ * ] are [ * ] on the [ * ] Promotional Piece or other [ * ], then the [ * ] will be [ * ] the [ * ] in this Agreement and the Collaboration Agreement.  In the event that the [ * ] are [ * ] regarding a Promotional Piece under [ * ] of the Collaboration Agreement, such [ * ] will [ * ] under the Collaboration Agreement and [ * ] will [ * ] the Promotional Piece.

From time to time, the Parties may mutually agree in writing to change the MRL review and approval process outlined above in order to meet then-current business needs.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.